
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2002

                          EQCC Asset Backed Corporation
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                        333-73446             59-3170052
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(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)


10401 Deerwood Park Boulevard, Jacksonville, Florida                   32256
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (904) 987-5000

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          (Former Name or Former Address, if Change Since Last Report:)

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Item 5. Other Events
        ------------

          On or about March 27, 2002, the Registrant caused the issuance and sale of its EQCC Asset Backed Certificates, Series 2002-1 consisting of Class
1-A, the Class 2-A, the Class 1A-IO and the Class 2A-IO Certificates
(collectively the "Certificates") pursuant to a Trust Agreement (the "Trust
Agreement") dated as of March 1, 2002, between the Registrant, as Depositor and The Bank of New York, as Trustee.

     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

Item 7. Financial Statements and Exhibits
        ---------------------------------

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------             -----------
       (1.1)            Underwriting  Agreement,  dated  as of  March  25,  2002
                        among EQCC Asset Backed Corporation,  Bank of America,
                        N.A.,  and Banc of America  Securities  LLC and  Goldman
                        Sachs & Co.

       (4.1) Trust Agreement, dated as of March 27, 2002, by and between EQCC Asset Backed Corporation and The Bank of
                        New York (including exhibits).

       (5.1)            Legality Opinion of Hunton & Williams.

       (8.1)            Tax Opinion of Hunton & Williams.

      (24.1)            Consent  of  Hunton  &  Williams  (included  as  part of
                        Exhibits 5.1 and 8.1).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5 2002                          EQCC ASSET BACKED CORPORATION


                                                 By:    /s/ Todd Rosenthal
                                                    ----------------------------
                                                 Name:  Todd Rosenthal
                                                 Title: Senior Vice President

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                                INDEX TO EXHIBITS

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
Exhibit No.                Exhibit Description               Paper (P) or Electronic (E)
-----------                -------------------               ---------------------------
    1.1       Underwriting  Agreement,  dated as of March                 E
              25,  2002 among  EQCC  Asset  Backed
              Corporation,   Bank  of America,  N.A.,  and
              Banc of America  Securities  LLC and
              Goldman Sachs & Co.

    4.1       Trust  Agreement,  dated as of March 27,                    E
              2002, by and between EQCC Asset Backed
              Corporation and The Bank of New
              York (including exhibits).

    5.1        Legality Opinion of Hunton & Williams.                     E

    8.1          Tax Opinion of Hunton & Williams.                        E

   24.1        Consent of Hunton & Williams (included
                  as part of Exhibits 5.1 and 8.1).